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                                                                   EXHIBIT 10.28

                                  STOCK OPTION


         STOCK OPTION granted DATE, by AMR Corporation, a Delaware corporation (the "Corporation"), to <<FIRST>> <<LAST>>, employee number <<EMP>>, an employee of the Corporation or one of its Subsidiaries or Affiliates (the "Optionee").

                                                W I T N E S S E T H:

         WHEREAS, the stockholders of the Corporation approved the l988 Long Term Incentive Plan (the "l988 Plan") at the Corporation's annual meeting held on May l8, l988;

         WHEREAS, the l988 Plan provides for the grant of an option to purchase shares of the Corporation's Common Stock to those individuals selected by the Committee or, in lieu thereof, the Board of Directors of AMR Corporation (the "Board"); and

         WHEREAS, the Board has determined that the Optionee is eligible under the Plan and that it is to the advantage and interest of the Corporation to grant the option provided for herein to the Optionee as an incentive for Optionee to remain in the employ of the Corporation or one of its Subsidiaries or Affiliates, and to encourage ownership by the Optionee of the Corporation's Common Stock, $l par value (the "Common Stock").

         NOW, THEREFORE:

         l. Option Grant. The Corporation hereby grants to the Optionee a non-qualified stock option, subject to the terms and conditions hereinafter set forth, to purchase all or any part of an aggregate of <<OPTIONS>> shares of Common Stock at a price of $ per share (being the fair market value of the Common Stock on the date hereof), exercisable in approximately equal installments on and after the following dates and with respect to the following number of shares of Common Stock:

     Exercisable On and                        Number of
          After                                 Shares
----------------------------             -------------------
----------------------------             -------------------
       <<EX1>>                                  <<SHR51>>
----------------------------             -------------------
       <<EX2>>                                  <<SHR52>>
----------------------------             -------------------
       <<EX3>>                                  <<SHR53>>
----------------------------             -------------------
       <<EX4>>                                  <<SHR54>>
----------------------------             -------------------
       <<EX5>>                                  <<SHR55>>
----------------------------             -------------------




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provided, that in no event shall this option be exercisable in whole or in part ten years from the date hereof and that the Company shall in no event be obligated to issue fractional shares. The right to exercise this option and to purchase the number of shares comprising each such installment shall be cumulative, and once such right has become exercisable it may be exercised in whole at any time and in part from time to time until the date of termination of the Optionee's rights hereunder.

         2. Restriction on Exercise. Notwithstanding any other provision hereof, this option shall not be exercised if at such time such exercise or the delivery of certificates representing shares of Common Stock purchased pursuant hereto shall constitute a violation of any provision of any applicable Federal or State statute, rule or regulation, or any rule or regulation of any securities exchange on which the Common Stock may be listed.

         3. Manner of Exercise. This option may be exercised with respect to all or any part of the shares of Common Stock then subject to such exercise by written notice from the Optionee to the Corporation addressed to P.O. Box 6l96l6, Dallas/Fort Worth Airport, Texas 7526l-96l6, Attention: Executive Compensation. Such notice shall be accompanied by the payment of the option price in cash or by check and, in the event that at the time of such exercise the shares of Common Stock as to which this option is exercisable have not been registered under the Securities Act of l933, shall include a representation by the Optionee that at the time of such exercise he is acquiring the shares of Common Stock for investment only and not with a view to distribution. Subject to compliance by the Optionee with all the terms and conditions hereof, the Corporation shall promptly thereafter deliver to the Optionee a certificate or certificates for such shares with all requisite transfer stamps attached.

         4. Termination of Option. This option shall terminate and may no longer be exercised if (i) the Optionee ceases to be an employee of the Corporation or one of its Subsidiaries or Affiliates; or (ii) the Optionee becomes an employee of a Subsidiary that is not wholly owned, directly or indirectly, by the Corporation; or (iii) the Employee takes a leave of absence without reinstatement rights, unless otherwise agreed in a writing between the Corporation and the Employee; except that

                  (a) If the Optionee's employment by the Corporation (and any Subsidiary or Affiliate) terminates by reason of death, the option may thereafter be exercised, to the extent such option was exercisable at the time of death, by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of three years from the date of such death or until the expiration of the stated term of the option, whichever period is the shorter;




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                  (b) If the Optionee's employment by the Corporation (and any
                  Subsidiary or Affiliate) terminates by reason of Disability, the option may thereafter be exercised, to the extent it was exercisable at the time of such disability, for a period of three years from the date of such disability or until the expiration of the stated term of such option, whichever period is the shorter; provided, however, that, if the Optionee dies within such three-year period, any unexercised portion of the option shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of the option, whichever period is the shorter;

                  (c) If the Optionee's employment by the Corporation (and any Subsidiary or Affiliate) terminates by reason of Normal or Early Retirement, the option may thereafter be exercised, to the extent it was exercisable at the time of such Retirement, for a period of three years from the date of such retirement or the expiration of the stated term of the option, whichever period is the shorter; provided, however, that, if the Optionee dies within such three-year period, any unexercised portion of the option shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of twelve months from the date of such death or until the expiration of the stated term of the option, whichever period is the shorter; and

                  (d) If the Optionee's employment by the Corporation (and any Subsidiary or Affiliate) is involuntarily terminated by the Corporation or a Subsidiary or Affiliate (as the case may be) without Cause, the option may thereafter be exercised, to the extent it was exercisable at the time of termination, for a period of three months from the date of such termination of employment or until the stated term of such option, whichever period is shorter.

                  (e) Change in Control; Potential Change in Control. In the event of a Change in Control or a Potential Change in Control of the Corporation, this option shall become exercisable in accordance with the l988 Plan, or its successor.

         5. Adjustments in Common Stock. In the event of any stock dividend, stock split, merger, consolidation, reorganization, recapitalization or other change in the corporate structure, appropriate adjustments shall be made by the Board in the number of shares, class or classes of securities and the price per share subject to outstanding options and Rights.

         6. Non-Transferability of Option. This option may not be transferred except by will or the laws of descent and distribution to the extent provided herein. During the lifetime of the Optionee this option may be exercised only by him or her.

         7. Miscellaneous. This option (a) shall be binding upon and inure to the benefit of any successor of the Corporation, (b) shall be governed by the laws of the State of Texas,




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and any applicable laws of the United States, and (c) may not be amended except in writing. No contract or right of employment shall be implied by this option.

                  If this option is assumed or a new option is substituted therefore in any corporate reorganization (including, but not limited to, any transaction of the type referred to in Section 425(a) of the Internal Revenue Code of l986, as amended), employment by such assuming or substituting corporation or by a parent corporation or a subsidiary thereof shall be considered for all purposes of this option to be employment by the Corporation.

         8. Securities Law Requirements. The Corporation shall not be required to issue shares upon the exercise of this option unless and until (a) such shares have been duly listed upon each stock exchange on which the Corporation's Stock is then registered; and (b) a registration statement under the Securities Act of l933 with respect to such shares is then effective.

                  The Board may require the Optionee to furnish to the Corporation, prior to the issuance of any shares of Stock in connection with the exercise of this option, an agreement, in such form as the Board may from time to time deem appropriate, in which the Optionee represents that the shares acquired by him upon such exercise are being acquired for investment and not with a view to the sale or distribution thereof.

         9. Option Subject to l988 Plan. Except as contemplated by Section 4(e), this option shall be subject to all the terms and provisions of the l988 Plan, and the Optionee shall abide by and be bound by all rules, regulations and determinations of the Board of Directors of the Corporation now or hereafter made in connection with the administration of the l988 Plan. Capitalized terms not otherwise defined herein shall have the meanings set forth for such terms in the l988 Plan.






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         IN WITNESS WHEREOF, the Corporation has executed this Stock Option as of the day and year first above written.


                                          AMR Corporation



                                          By
                                            ----------------------------------
                                             Charles D. MarLett
                                             Corporate Secretary



                                          Optionee


                                            ----------------------------------





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